UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 2)

Current Report Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2007

BROADWIND ENERGY INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-31313	88-0409160
(Commission File Number)	(IRS Employer Identification No.)

47 East Chicago Avenue, Suite 332

Naperville, Illinois 60540

(Address of Principal Executive Offices and Zip Code)

(630) 637-0315

(Registrant’s telephone number, including area code)

TOWER TECH HOLDINGS INC.

101 South 16th Street, P.O. Box 1957

Manitowoc, Wisconsin 54221-1957

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A (Amendment No. 2) is filed as an amendment to the Current Report on Form 8-K dated October 19, 2007, filed by Tower Tech Holdings Inc., now Broadwind Energy Inc. (“Broadwind”), with the Securities and Exchange Commission on October 24, 2007 (the “Closing 8-K”), as well as the Current Report on Form 8K/A dated October 19, 2007, filed with the Securities and Exchange Commission on January 4, 2008 (the “Amended Closing 8-K”).  This Form 8-K/A amends Item 9.01 of the Amended Closing 8-K to restate the previously unaudited consolidated condensed financial statements as of and for the nine month period ending September 30, 2007 of Brad Foote Gear Works, Inc., based upon more accurate information resulting from management’s review and reconciliation of accounts in preparation for an audit of the financial statements for that period.  Additionally, the unaudited pro-forma combined condensed financial statements have been restated to reflect the changes made to the financial statements as of and for the nine month period ended September 30, 2007, as well as, final adjustments to purchase accounting.

The specific line item effect of the restatement on the previously issued unaudited consolidated condensed financial statements as of and for the nine months ended September 30, 2007, as filed on Form 8K/A on January 4, 2008 are as follows:

Brad Foote Gear Works, Inc

Consolidated Balance Sheet as of September 30, 2007

	As Reported	Adjustments	Notes	Restated
ASSETS
Cash	$—	$3,250	(1)	$3,250
Accounts receivable, net	8,971,293	(1,771,173)	(2)	7,200,120
Inventories, net	12,308,877	371,014	(3)	12,679,891
Prepaid expenses and other current assets	1,007,729	(348,776)	(4)	658,953

Property and equipment	41,251,422	88,601	(5)	41,340,023
Accumulated depreciation	13,864,029	(32,355)	(6)	13,831,674
Other assets	$—	$163,122	(7)	$163,122

LIABILITIES
Checks drawn in excess of bank balance	$5,657,116	$932,883	(8)	$6,589,999
Current portions of capital lease obligations	—	138,094	(9)	138,094
Line of credit	5,581,683	(5,581,683)	(9)	—
Accounts payable	6,198,470	121,064	(10)	6,319,534
Accrued liabilities	1,628,978	1,093,192	(10)	2,722,170
Unearned revenue	—	203,499	(10)	203,499
Current maturities of long-term debt	3,224,289	6,789,262	(9)	10,013,551
Long-term debt, net of current maturities	18,687,412	(1,171,351)	(9)	17,516,061
Capital lease obligations, net of current portion	—	289,407	(9)	289,407

SHAREHOLDERS’ EQUITY
Additional paid-in capital	824,000	957,685	(11)	1,781,685
Interest in Variable Interest Entity	—	318,453	(17)	318,453
Retained earnings	$7,638,447	$(5,552,112)	(11) (18)	$2,086,335

Brad Foote Gear Works, Inc

Consolidated Statement of Operations

For the nine months ended September 30, 2007

	As Reported	Adjustments	Notes	Restated
Net sales	$56,568,197	$(657,771)	(12)	$55,910,426
Cost of sales	43,736,777	3,955,977	(13) (14)	47,692,754
Selling, general and administrative expenses	8,759,992	1,261,919	(14) (15)	10,021,911
Interest expense	(1,077,574)	77,966	(16)	(999,608)
Loss relating to Variable Interest Entity	—	(26,547)	(17)	(26,547)
Other expense, net	—	10,192	(1)	10,192
Net (loss) income	$2,993,854	$(5,814,056)	(18)	$(2,820,202)

Brad Foote Gear Works, Inc

Consolidated Statement of Cash Flows

For the nine months ended September 30, 2007

	As Reported	Adjustments	Notes	Restated
Operating activities:
Net (loss) income	$2,993,854	$(5,814,056)	(18)	$(2,820,202)
Stock-based compensation	—	1,282,916	(15)	1,282,916
Depreciation	2,246,947	(32,355)	(6)	2,214,592
Gain on disposal of property and equipment	—	(250,000)	(19)	(250,000)
Change in valuation of interest rate swaps	—	100,837	(21)	100,837
Changes in operating assets and liabilities:
Accounts receivable	(255,758)	1,771,173	(2)	1,515,415
Inventories	755,201	(565,931)	(3)	189,270
Prepaid expenses and other current assets	(597,481)	340,479	(4)	(257,002)
Accounts payable	125,421	433,516	(10)	558,937
Accrued liabilities and other current liabilities	(2,331,847)	1,202,733	(10)	(1,129,114)
Net cash provided by operating activities	2,936,337	(1,530,688)		1,405,649

Investing Activities:
Purchases of property and equipment	(11,051,142)	364,400	(20)	(10,686,742)
Proceeds from the disposal of property and equipment	—	250,000	(19)	250,000
Net cash used in investing activities	(11,051,142)	614,400		(10,436,742)

Financing Activities:
Checks drawn in excess of bank balance	527,742	932,882	(8)	1,460,624
Payments of long-term debt	(2,101,569)	(3,372,842)	(9)	(5,474,411)
Proceeds from long-term debt	8,706,949	5,632,101	(9)	14,339,050
Proceeds from credit line	2,256,683	(2,256,683)	(9)	—
Principal payments on capital leases	—	(24,191)	(9)	(24,191)
Capital contributions - Variable Interest Entity	325,000	19,769	(17)	344,769
Distributions paid	(1,600,000)	(11,498)	(1)	(1,611,498)
Net cash provided by financing activities	8,114,805	919,538		9,034,343

The primary adjustments to the (unaudited) consolidated condensed balance sheet as of September 30, 2007 include the following:

(1)          The inclusion of other miscellaneous insignificant adjustments and reclassifications;

(2)          An increase in accounts receivable reserve based on revised management estimate, and other miscellaneous adjustments;

(3)          An adjustment to inventory based on revised valuation methodology and revised inventory rollforward;

(4)          An adjustment to prepaid expenses to more accurately state balance of prepaid insurance and other prepaid expenses;

(5)          An adjustment to property and equipment due to reclassification of certain assets from inventory to fixed assets;

(6)          An adjustment to depreciation expense and accumulated depreciation based on revised calculations;

(7)          An adjustment to other non-current assets to reclassify security deposits from a current asset to a non-current asset;

(8)   An adjustment to checks drawn in excess of bank balance as a result of corrections to bank reconciliations;

(9)   An adjustment to separately state capital lease obligations and reclassify certain debt classifications;

(10) An adjustments to accounts payable, accrued liabilities and unearned revenue based on additional analysis of accounts; and

(11) A reclassification among additional paid-in capital, retained earnings and equity related to Variable Interest Entity to more accurately present the components of equity.

The primary adjustments to the (unaudited) consolidated condensed statement of operations for the nine months ended September 30, 2007 include the following:

(12) A reduction in sales by $658,000, primarily related to an increase in the sales, returns and allowances reserve by $664,000 to more accurately reserve for potential sales deductions based on a revised methodology, taking into account actual historical information;

(13) An increase in cost of sales by $1,334,000 as a result of the following:

a.     A reduction in inventory value of $387,000 based on more precise measurements of the inventory balance at September 30, 2007 using improved methods to value inventory based on rollback procedures from the actual physical inventory date; and

b.     An increase in cost of sales by $947,000 to expense certain costs improperly capitalized to property and equipment, and other adjustments to accrued expenses as a result of unrecorded liabilities;

(14) An increase in cost of sales and a corresponding reduction in selling, general and administrative expenses of $2,622,000, as a result of a reclassification of expenses to more accurately present costs within the statement of operations;

(15) An increase in selling, general and administrative expenses by $3,899,000 due to the following:

a.     An increase in the allowance for doubtful accounts reserve by $1,508,000 to adequately reserve for potentially uncollectible accounts based on actual collection history;

b.     The recognition of stock compensation expense for equity provided to an employee based upon the fair value of the equity at the date of grant of approximately $1,283,000;

c.     The recognition of additional expense related to an increase in the vacation accrual in the amount of $174,000 and an increase in rent expense in the amount of $331,000; and

d.     Miscellaneous adjustments to prepaid expenses and other current assets in the amount of $603,000 related to property and casualty insurance adjustments and other general administrative expenses;

(16) A reduction in interest expense by $78,000 to properly reflect capitalization of certain interest expense, and to adjust accrued interest based on a correction of its calculation;

(17) A separate presentation of effects from Variable Interest Entity;

(18) An overall reduction of net income (loss) as a result of the net effects of the adjustments described in notes (12) through (17)

The primary adjustments to the statement of (unaudited) consolidated condensed statement of cash flows for the nine months ended September 30, 2007, not otherwise described above include the following:

(19) A separate presentation of proceeds from disposal of machinery and equipment and gain from disposal of machinery and equipment;

(20) An adjustment in purchases of property and equipment; and

(21) A separate presentation of changes in valuation of interest rate swap.

We are only amending those parts of the Closing 8-K and the Amended Closing 8-K that have been changed as disclosed in this Form 8-K/A (Amendment No. 2).  Except as disclosed in this Form 8-K/A (Amendment No. 2), we have not otherwise modified, or updated disclosures presented in the Closing 8-K or the Amended Closing 8-K.  Accordingly, this Form 8-K/A (Amendment No. 2) does not reflect events occurring after the filing of the Closing 8-K and the Amended Closing 8-K or modify or update those disclosures affected by subsequent events.  Information not affected by this Form 8-K/A (Amendment No. 2) is unchanged and reflects disclosure made at the time of the Closing 8-K or the Amended Closing 8-K, as the case may be.  This Form 8-K/A (Amendment No. 2) should be read in conjunction with the Closing 8-K and the Amended Closing 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

The following financial statements are included in this Current Report on Form 8-K/A (Amendment No. 2):

(a) Financial Statements of Business Acquired.

1.                         Unaudited Consolidated Condensed Financial Statements of Brad Foote Gear Works, Inc. as of and for the nine months ended September 30, 2007 and September 30, 2006, and notes to the interim financial statements, attached as Exhibit 99.1 to this Current Report on Form 8-K/A.

(b) Pro-Forma Financial Information.

1.                         Unaudited Combined Condensed Pro-Forma Income Statement for the year ended December 31, 2006 and Unaudited Combined Condensed Pro-Forma Financial Statements as of and for the nine months ended September 30, 2007, attached as Exhibit 99.2 to this Current Report on Form 8-K.

(c) Shell Company Transactions.

Not Applicable.

(d) Exhibits.

99.1

Unaudited Consolidated Condensed Financial Statements of Brad Foote Gear Works, Inc. as of and for the nine months ended September 30, 2007 and September 30, 2006, and notes to the interim financial statements*

99.2

Unaudited Combined Condensed Pro-Forma Income Statements for the year ended December 31, 2006 and for the nine months ended September 30, 2007, and Unaudited Combined Condensed Pro-Forma Balance Sheets as of September 30, 2007*

99.3	Audited Consolidated Financial Statements of Brad Foote Gear Works, Inc. as of and for the nine months ended September 30, 2007, and notes to the Consolidated Financial Statements*

* Filed herewith.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2009

BROADWIND ENERGY, INC.

/s/ Stephen E. Graham
Stephen E. Graham
Interim Chief Financial Officer

3

EXHIBIT INDEX

Broadwind Energy Inc.

Form 8-K Current Report

Exhibit Number	Description

99.1

Unaudited Consolidated Condensed Financial Statements of Brad Foote Gear Works, Inc. as of and for the nine months ended September 30, 2007 and September 30, 2006, and notes to the interim financial statements*

99.2

Unaudited Combined Condensed Pro-Forma Income Statements for the year ended December 31, 2006 and for the nine months ended September 30, 2007, and Unaudited Combined Condensed Pro-Forma Balance Sheets as of September 30, 2007*

99.3	Audited Consolidated Financial Statements of Brad Foote Gear Works, Inc. as of and for the nine months ended September 30, 2007, and notes to the Consolidated Financial Statements*

* Filed herewith.

4